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                                                                   EXHIBIT 10.62

                              TERMINATION AGREEMENT

      THIS TERMINATION AGREEMENT, dated as of July 22, 2004 (this "Agreement"), is among BORDERS GROUP, INC. (the "Company"), BORDERS, INC. ("Borders"), WALDEN BOOK COMPANY, INC. ("Walden"), WALDENBOOKS PROPERTIES, INC. ("WPI"), BORDERS PROPERTIES, INC. ("BPI"), WILMINGTON TRUST COMPANY, not in its individual capacity, except as expressly stated herein, but solely as Owner Trustee ("Owner Trustee"), SAM PROJECT FUNDING CORP. I, as Investor ("Investor"), SUNTRUST BANK, as Co-Arranger, Administrative Agent ("Administrative Agent"), Real Estate Administrative Agent ("Real Estate Administrative Agent") and Documentation Agent ("Documentation Agent"), and the Lenders party thereto (the "Lenders").

                                   BACKGROUND

      1. The Company, Borders, Walden, WPI, BPI, Owner Trustee, Investor, Administrative Agent, Real Estate Administrative Agent, Documentation Agent and certain of the Lenders are parties to that certain Participation Agreement, dated as of November 22,1995, which was Amended and Restated October 17, 1997, and which was amended pursuant to the Omnibus Amendment dated as of June 21, 2002 and Omnibus Amendment No. 2 dated as of May 20, 2003 (as heretofore amended, the "Participation Agreement")

      2. The parties hereto desire to terminate the facility provided pursuant to the Participation Agreement and the documents related thereto.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein, shall have the meanings assigned thereto in the Participation Agreement.

      SECTION 2. Termination. As of the Effective Date (as hereinafter defined), the parties hereto hereby agree that all of rights and obligations of the Lessees, the Owner Trustee, the Investor, the Lenders, the Guarantors, the Real Estate Administrative Agent, the Documentation Agent and the Administrative Agent pursuant to the Participation Agreement and the other Operative Agreements (other than the Ground Leases), including the Commitments of the Lenders pursuant to the Participation Agreement and the Credit Agreement, shall be terminated and shall be of no further force and effect, provided that the obligations of the Lessees and the Guarantors set forth in Sections 13.01, 13.02, 15.01 and 15.14 of the Participation Agreement, Section 5.6 of the Credit Agreement and all other provisions of the Operative Agreements which explicitly survive the termination of the Operative Agreements shall survive the termination effected by this Agreement; provided that any obligation of the Owner Trustee that survives the termination of the Operative Documents is hereby assigned to the Lessees and the Lessees hereby accept such assignment. The "Effective Date" shall mean the date on which the Administrative Agent shall have received, in immediately available funds, an amount equal to (i) $13,809,826.27, which amount reflects the sum of the outstanding Revolving Credit Loans, accrued interest thereon, outstanding Facility Fee and amounts due under Section 5.6 of the

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Credit Agreement owing to the Lenders to and including July 22, 2004, plus (ii)
$9,052.50 for legal fees and disbursements due to Mayer, Brown, Rowe & Maw LLP.

      SECTION 3. UCC Terminations. The Lenders, the Owner Trustee, the Investor, the Real Estate Administrative Agent, the Documentation Agent and the Administrative Agent hereby authorize the Lessees to file any terminations of any UCC financing statements filed against any Lessee in favor of the Real Estate Documentation Agent or the Administrative Agent in connection with the Operative Documents.

      SECTION 4. Instruction to Trustee. By its execution hereof, each of the Lessees and the Agents hereby authorizes and instructs Wilmington Trust Company, as Owner Trustee, to execute, delivery and perform this Agreement

      SECTION 5. Miscellaneous. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement may be executed by the parties hereto on separate counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

                         [Signatures on following page]

                                       2
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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date above written.

                                  BORDERS GROUP, INC., as a Guarantor

                                  By: /s/ Edward W. Wilhelm
                                      ------------------------------------------
                                  Name Printed: Edward W. Wilhelm
                                  Title: Senior Vice President
                                         and Chief Financial Officer

                                  BORDERS, INC., as a Lessee and as a Guarantor

                                  By: /s/ Edward W. Wilhelm
                                      ------------------------------------------
                                  Name Printed: Edward W. Wilhelm
                                  Title: Senior Vice President and Treasurer

                                  PLANET MUSIC, INC., as a Guarantor

                                  By: /s/ Edward W. Wilhelm
                                      ------------------------------------------
                                  Name Printed: Edward W. Wilhelm
                                  Title: Senior Vice President and Treasurer

                                  BORDERS PROPERTIES, INC., as a Guarantor

                                  By: /s/ Edward W. Wilhelm
                                      ------------------------------------------
                                  Name Printed: Edward W. Wilhelm
                                  Title: Senior Vice President and Treasurer

                                  WALDENBOOKS PROPERTIES, INC., as a Guarantor

                                  By: /s/ Edward W. Wilhelm
                                      ------------------------------------------
                                  Name Printed: Edward W. Wilhelm
                                  Title: Senior Vice President and Treasurer

                                      S-1
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                                  BORDERS ONLINE, LLC , as a Guarantor

                                  By: /s/ Edward W. Wilhelm
                                      ------------------------------------------
                                  Name Printed: Edward W. Wilhelm
                                  Title: Senior Vice President and Treasurer

                                  BORDERS OUTLET, INC., as a Guarantor

                                  By: /s/ Edward W. Wilhelm
                                      ------------------------------------------
                                  Name Printed: Edward W. Wilhelm
                                  Title: Senior Vice President and Treasurer

                                  BORDERS FULFILLMENT, INC., as a Guarantor

                                  By: /s/ Edward W. Wilhelm
                                      ------------------------------------------
                                  Name Printed: Edward W. Wilhelm
                                  Title: Senior Vice President and Treasurer

                                  THE LIBRARY, LTD., as a Guarantor

                                  By: /s/ Edward W. Wilhelm
                                      ------------------------------------------
                                  Name Printed: Edward W. Wilhelm
                                  Title: Senior Vice President and Treasurer

                                  WALDEN BOOK COMPANY, INC., as a Guarantor

                                  By: /s/ Edward W. Wilhelm
                                      ------------------------------------------
                                  Name Printed: Edward W. Wilhelm
                                  Title: Senior Vice President and Treasurer

                                  BORDERS ONLINE, INC., as a Guarantor

                                  By: /s/ Edward W. Wilhelm
                                      ------------------------------------------
                                  Name Printed: Edward W. Wilhelm
                                  Title: Senior Vice President and Treasurer

                                      S-2
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                                  WILMINGTON TRUST COMPANY, not in its
                                  individual capacity, but solely as Owner
                                  Trustee

                                  By: /s/ Joseph B. Fell
                                      ------------------------------------------
                                  Name Printed: Joseph B. Fell
                                  Title: Assistant Vice President

                                  SAM PROJECT FUNDING CORP. I

                                  By:___________________________________________
                                  Name Printed:_________________________________
                                  Title: _______________________________________

                                      S-3
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                                WILMINGTON TRUST COMPANY, not in its
                                individual capacity, but solely as Owner Trustee

                                By: ____________________________________________
                                Name Printed: __________________________________
                                Title: _________________________________________

                                SAM PROJECT FUNDING CORP. I

                                BY: /s/ Lori Gebron
                                    --------------------------------------------
                                Name Printed: Lori Gebron
                                Title: Vice President

                                       S-3

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                                SUNTRUST BANK, as Documentation Agent,
                                Administrative Agent and a Lender

                                By: /s/ Charles B. Biggers, III
                                    --------------------------------------------
                                Name Printed: Charles B. Biggers, III
                                Title: Director

                                       S-4

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                                HIBERNIA NATIONAL BANK, as a Lender

                                By: /s/ Laura K. Watts
                                    -------------------------------------------
                                Name Printed: Laura K. Watts
                                Title: V.P.

                                       S-5

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                                MERRILL LYNCH BUSINESS FINANCIAL
                                SERVICES INC., as a Lender

                                BY: /s/ Patrick A. LUCAS
                                    --------------------------------------------
                                Name Printed: Patrick A. Lucas
                                Title: VP

                                       S-6